EXHIBIT 10.2

Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

January 23, 2002

Mr. John R. Alm
President and Chief Operating Officer
Coca-Cola Enterprises Inc.
2500 Windy Ridge Parkway
Atlanta, Georgia 30339

Dear John:

Cold Drink Equipment Purchase Partnership Program ("Program")

This letter agreement ("Agreement") amends and restates in its entirety that agreement dated 1 July 1997 (as amended by the Parties on 1 July 1997, 3 October 2000 and 29 December 2000) between The Coca-Cola Export Corporation ("TCCEC") and Coca-Cola Enterprises Inc. ("CCE") acting on behalf of the Bottlers (as defined herein) with respect to implementation of the Program within the territories (the "Territories") granted by TCCEC to the following bottlers (each of which is referred to herein as a "Bottler"), namely Coca-Cola Entreprise S.A.S. ("CCESA"), Coca-Cola Enterprises Ltd (previously called Coca-Cola & Schweppes Beverages Limited ("CCSB")), Coca-Cola Enterprises Belgium (previously called S.A. Coca-Cola Beverages Belgium N.V. ("CCBB")), and Coca-Cola Enterprises Nederland B.V. (previously called Coca-Cola Beverages Nederland B.V. ("CCBN")). In this agreement "Parties" refers to both TCCEC and CCE, jointly.

CCE warrants that it has the authority to bind each Bottler as set out herein and act on their respective behalf, accordingly, references to CCE obligations are for ease of reference and shall mean* CCE acting on behalf of the Bottler (or Bottlers) in question. Upon acceptance by CCE of the terms contained in this letter it shall constitute our agreement and understanding regarding execution of the Program in each of the Territories. In the event that CCE acquires any other bottler, or acquires the bottling rights to any additional territory, after the date of this letter this Program shall not cover such territory and equipment purchased for placement in such territory shall not be eligible for funding hereunder absent the Parties written amendment of this Agreement.

  Objective of the Agreement:

  The objective of this Agreement is to build an infrastructure to support expanded, profitable cold drink equipment placements in the Territories. The Parties will accomplish this objective by: (i) placing Vendors and Coolers (hereinafter defined) in profitable locations; (ii) improving the level of consumer marketing, customer profitability and customer support by implementing cold drink best practices, and (iii) increasing the opportunities for consumers to purchase soft drinks served cold by increasing the total number of Vendors and Coolers in the Territories.

  Confidentiality:

  The terms and conditions of this Agreement are acknowledged by TCCEC and CCE to be strictly confidential, and the Parties agree not to share the contents hereof with any other party without the express written consent of the other party, except to the extent required by law.

  Term:

  Except as otherwise provided herein, the Program in each Territory will start in each Territory on the applicable Commencement Date and end on the Termination Date for that Territory (the "Term") as those dates are set out in the Appendices. If TCCEC, CCE, or a Bottler is required to perform any obligations of the Program after the end of the applicable Term, such obligations shall remain in effect beyond the Term.

  Applicability of the Agreement in the Territories:

  Each Appendix hereto is numbered and contains the following information related to the implementation of the Program in each Bottler's Territory: (i) the name of the Territory to which this Agreement applies; (ii) the name of the Bottler executing the Program; (iii) the Commencement Date of the Program in the Territory; (iv) the Termination Date of the Program in the Territory; (v) the number of Vendors and Coolers to be purchased and the dates for such purchase; (vi) the period of each Agreement Year within the Term; (vii) Incremental Vendor and Cooler Percentage Targets; and (viii) the level of Funding (hereinafter defined). Each term defined in an Appendix shall have the same meaning herein as therein defined.

  Development Plan:

  CCE agrees to commit to an annual development program ("Plan") on behalf of each Bottler, to be developed jointly with TCCEC prior to the beginning of each Agreement Year and which will include: (i) quarterly purchases and placements of new soft drink vending units ("Vendors") and new soft drink coolers ("Coolers") by each Bottler in each Territory in accordance with the schedule specified in each Appendix; and (ii) "Flavour Set Standards" (hereinafter defined). Each Plan, which shall be in the form substantially similar to the one attached as Exhibit 1, will be developed during the planning period for the immediately succeeding Agreement Year, unless otherwise agreed, but in any event prior to the beginning of such Agreement Year. The Plan may be modified as agreed by the parties to it based on market place developments during the course of the Agreement Year, mutual assessment and agreement relative to the continuing availability of profitable placement opportunities or as a result of the continuing participation in the annual business planning process.

  Equipment Placement Plan:
6.1   CCE and the Bottlers agree to purchase and place 396,867 cumulative units of cold drink equipment in the Territories covered by the Program over the applicable Term(s). As between CCE, the Bottlers and TCCEC, all Vendors and Coolers will be purchased and paid for by the Bottlers. Unless otherwise agreed in the applicable Plan all Vendors purchased shall have electronic capability.

6.2    At least *** percent (***%) of all Vendors purchased and placed over the life of the Program must be 0.5 litre PET contour bottle Vendors, unless TCCEC and CCE mutually agree otherwise based on market evaluation or other considerations.

***    Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

6.3   The Territories and Bottler descriptions set out in the Appendices shall be controlling for the purposes of the Program regardless of any subsequent CCE division realignment. Placements of Vendors and Coolers made outside a Territory described in any Appendix or sold outright to a customer shall not, except as otherwise permitted in this Agreement, qualify for any Funding.

6.4   In each Territory in each Agreement Year CCE agrees to use its reasonable efforts to purchase and place the number of net incremental Vendors and Coolers (not being replacements of existing Bottler-owned equipment within the trade) so that it meets or exceeds the Incremental Cooler and Vendor Percentage Targets set forth in the appropriate Appendix.
7.     Payment and Administration of Funding:
7.1   Based upon the purchase and placement of Vendors and Coolers in accordance with the appropriate Appendix, TCCEC will provide over the period 1997-2000 (1) aggregate financial support of 25,899,914 euros (converted from local currency based on official conversion rate set as of January 1, 1999) to Coca-Cola Entreprise S.A.S., Coca-Cola Enterprises Belgium, and Coca-Cola Enterprises Nederland B.V. and (2) financial support of £44,110,154 to Coca-Cola Enterprises Limited ((1) and (2) collectively referred to as "Base Funding"). The Base Funding is to assist the Bottlers in the construction of an infrastructure to support the increased rate of cold drink equipment placement. Base Funding for each Bottler will be paid to each Bottler quarterly in arrears for any quarter in which purchases and placements of each of Vendors and Coolers by each such Bottler are in compliance with the appropriate Appendix on a cumulative basis plus the amount required for the applicable quarter (being the annual number required by the Appendix for the current year divided by 4 multiplied by the applicable number of quarters in the current Agreement Year up to and including the quarter in question) provided CCE and the Bottlers are otherwise in compliance with this Agreement in all material respects. Base Funding will be paid as set out in the Appendices.

7.2   Each of CCESA, CCBB and CCBN whose purchase and placement of each of Vendors and Coolers in the Bottler's Territory exceed the cumulative minimum number required by the appropriate Appendix during Agreement Years 1, 2 or 3 is eligible for funding ("Incremental Funding") at the end of each of those Agreement Years, without quantity limitation. The same principle applies to CCSB except that the right to obtain Incremental Funding applies for Agreement Years 0, 1 and 2. Incremental Funding for CCSB in Year 3 shall be calculated as follows. At the end of Agreement Year 3 the number of Vendors and Coolers available to CCSB for Incremental Funding will be the amount calculated in accordance with the above principles divided by 2. Incremental Funding will be paid annually in arrears in the applicable local currency and shall be calculated in the same manner as the Base Funding.

7.3   CCE and the Bottlers will meet or exceed the commitment to place in each Territory that number of Vendors as well as that number of Coolers specified in each appropriate Appendix. If the above commitment is met, placements in one Territory that exceed the cumulative requirements specified in the appropriate Appendix at the end of an Agreement Year can be used to offset cumulative shortages in another Territory in that same category of equipment. A piece of equipment can receive either Base or Incremental Funding, but not both. Given these general premises, the Parties agree as follows:

7.3.1   Notwithstanding section 7.1, and subject to section 7.3.3, if such a shortfall adjustment occurs, TCCEC shall pay to the Bottlers the Base Funding for the adjusted Territory as if the equipment, subject to the adjustment, had been placed in the shortfall Territory.

7.3.2   Coolers and Vendors on which Incremental Funding has been paid can be used to offset shortfalls (and trigger Base Funding for Agreement Years 1, 2 and 3 in a Territory) only to the extent that the Bottlers refund such Incremental Funding within forty-five (45) days of the close of the Agreement Year in which such units are used to offset shortfalls.

7.3.3   Failure by a Bottler to meet the minimum purchase and placement requirements specified for either Vendors or Coolers in any quarter in any Plan shall not be deemed to be a violation of this Agreement so long as (i) cumulative Vendor and cumulative Cooler purchases and placements specified in the appropriate Appendix up to and including that quarter (being the annual number required by the Appendix for the current year divided by 4 multiplied by the applicable number of quarters in the current Agreement Year up to and including the quarter in question) meet the minimums; and (ii) Vendor purchases and placements meet the cumulative minimum Vendor purchase requirements over the immediately preceding 8 quarters as determined from the appropriate Appendix.

7.3.4   If any Bottler, at the end of any quarter (and after all adjustments based on excess placements in other Territories), fails to meet the minimum purchase and placement requirements in its Territory for each of Vendors and Coolers, on a cumulative basis as specified in the appropriate Appendix plus the amount required for the applicable quarter (being the annual number required by the Appendix for the current year divided by 4 multiplied by the applicable number of quarters in the current Agreement Year up to and including the quarter in question) no Base Funding will be paid for that quarter for that Territory. In addition, no further Funding for that Territory will be paid until such time as the subject Bottler meets or exceeds the purchases and placements required in the Appendix on a cumulative basis plus the amount required for the applicable quarter (being the annual number required by the Appendix for the current year divided by 4 multiplied by the applicable number of quarters in the current Agreement Year up to and including the quarter in question). At such time, TCCEC shall pay to the Bottlers the Base Funding earned by that Bottler but not yet paid.

7.3.5    If any Bottler fails to meet the minimum cumulative purchase and placement requirements for each of Vendors and Coolers required under the appropriate Appendix for any Agreement Year, the Parties will meet to mutually develop a reasonable solution/alternative, based on market place developments, mutual assessment and agreement relative to the continuing availability of profitable placement opportunities and continuing participation in the CCE/TCCEC market planning process. In the event that no mutually agreeable solution is developed and cumulative purchases by the Bottlers through the first quarter of the following calendar year do not remedy any such shortfall (in addition to meeting the pro rata portion of the Program requirement for that quarter), or in the event that CCE otherwise breaches any material obligation set forth in this Agreement and such breach is not remedied within ninety (90) days of notice of such breach, then this Agreement will terminate and CCE will pay to TCCEC all Funding paid by TCCEC for this Program to date (including both Base and Incremental Funding), plus interest at the rate of one percent (1%) per month from the date such Funding was paid, or such lesser amount as may be permitted by law; provided, however, that in the event this Program have been partially performed by the Bottlers, such repayment obligation shall be reduced to such amount (if less) as TCCEC shall reasonably determine will be adequate to deliver the financial returns that would have been received by TCCEC had all equipment placement commitments in such programs been fully performed and throughputs reasonably anticipated by TCCEC achieved. CCE and TCCEC agree that any failure of performance by CCE or the Bottlers under this section shall be excused to the extent, and during any period of time, that such failure is caused by an Act of God, fire, strikes, war, riot, insurrection, boycott, acts of public authorities, delays or defaults caused by public carriers, inability of manufacturers to produce or sell cold drink equipment or other cause, whether similar or dissimilar, beyond the reasonable control of CCE and/or the Bottlers.
7.4   In the event of any dispute over the number of Vendors or Coolers shipped to the Bottlers during the calendar quarter, the disputing party will first discuss the situation with the other party. If the issue remains, the disputing party may ask the appropriate manufacturer to provide information to it concerning the number of units shipped (with a copy of all correspondence to the other party). Upon receipt of any such revised information from a manufacturer, the disputing party may request additional support information from the other party in the form of, among other items, invoices or shipping documents. With respect to any inaccuracies regarding the number of units shipped to the Bottlers, TCCEC shall make adjustments, if any, in the Funding based upon all the information provided to it in accordance with this paragraph.
7.5   The Parties agree that any failure of performance shall be excused to the extent, and during any period of time, that such failure is caused by an Act of God, fire, strikes, war, riot, insurrection, boycott, act of public authorities, delays or defaults caused by public carriers, inability of manufacturers to produce or sell cold drink equipment or other cause, whether similar or dissimilar, beyond the reasonable control of the Parties.

7.6    No Incremental Funding for either category of Vendors or Coolers in a Territory will be paid unless purchases of the other category of equipment are in compliance, on a cumulative basis, with the minimum purchase requirements as indicated on the appropriate Appendix.

7.7   All Vendors and Coolers purchased pursuant to the Agreement must be placed in the Agreement Year of purchase or on a timely basis within sixty (60) days following such purchase in order to qualify for Funding hereunder and to be considered for purposes of compliance with minimum requirements of the Plan or appropriate Appendix.

7.8  Vendors and Coolers cannot be Funded under the Program and also as part of any other marketing program funding by TCCEC, unless otherwise agreed by the Parties.

8.  Additional Performance Criteria:

8.1   CCE agrees that the Bottlers will place and keep each Vendor and Cooler purchased and placed in accordance with the Program in place at customer locations, as well as any existing cold drink equipment currently on location, for a period of at least twelve (12) years from date of placement, unless such equipment is rendered inoperable and cannot be reasonably repaired as the result of mechanical or other similar difficulties. Only Vendors and Coolers of the type approved by TCCEC will be funded under the Program.

8.2   TCCEC's investment described in this Agreement is based on generating incremental sales that support the expenditures contemplated. Therefore, TCCEC wishes to ensure that Coolers and Vendors optimise the sale of products of The Coca-Cola Company and CCE agrees to take the acts described in this Agreement to do so.

8.3   On the execution of this Agreement CCE is not aware of any contractual obligations, other than those in effect in Great Britain, which would prevent the performance and fulfillment of the terms of this Agreement.

8.4   The Parties specifically agree and acknowledge, however that: (i) CCE and CCSB have existing contractual obligations in Great Britain that restrict its ability to use only the trademarks or products of The Coca-Cola Company with respect to the Vendors and Coolers; (ii) current or developing regulatory and/or legal needs may also result in similar restrictions; and (iii) all obligations stated in this Agreement are subject to these actual and potential restrictions. Accordingly, CCE shall make best efforts to optimise the placement of trademarks and products of The Coca-Cola Company and take the steps described below but only within the constraints described in this paragraph (provided TCCEC agrees that such constraints are required to comply with the law):

8.4.1   During the Program any vendors or coolers which are refurbished will be refurbished with the trademarks and approved graphics of The Coca-Cola Company;

8.4.2   CCE agrees that all of CCE's total inventory of vendors and coolers will be dressed only with the trademarks and approved graphics of The Coca-Cola Company; and

8.4.3   The obligations contained in clause 8.8.

8.5   It shall not be a breach of this Agreement if CCE and the Bottlers cannot meet the obligations otherwise set out herein if that failure is the result of actions taken by CCE and the Bottlers, with the agreement of TCCEC, which are deemed necessary to comply with the law or regulatory requirements or contractual restrictions existing on the effective date of this Agreement. If the Parties do not agree on the actions necessary to comply with legal or regulatory requirements or the above mentioned contractual restrictions, TCCEC may terminate this Agreement without liability attaching to either party (other than the pro-rata repayment of any Funds paid in advance and not yet earned).

8.6   CCE and/or the Bottlers will provide TCCEC within 30 days of the end of each Agreement Year reports certifying: (i) the number of Vendors and Coolers Funded under this Agreement which were actually placed at customer locations in the Bottler Territories during the preceding year; (ii) the total number of vendors and coolers (including units in existing inventory and units not funded under this Agreement) actually on location at the conclusion of such year; and (iii) the number of Coolers and Vendors sold outright to customers. CCE and/or the Bottlers will provide TCCEC with a monthly report certifying the number of Vendor and Cooler placements made, by Territory, in the preceding month.

8.7   The Bottlers agree not to sell any used or refurbished vendor with any remaining useful life to any third party during the Term of this Agreement without TCCEC's express written consent, except for sale of vendors not Funded under this Agreement to other licensed bottlers of Coca-Cola.

8.8   Prior to the beginning of each Agreement Year, CCE also agrees to establish maintain and publish, subject to section 8.4, for the employees of each Bottler "Flavour Set Standards". The Flavour Set Standards will contain, unless prohibited by contract or regulatory and/or legal requirements, the following minimum average requirements for all vendors and coolers owned by the Bottlers, including the Vendors and Coolers placed in accordance with the Program: (i) all slots in vendors will dispense only products authorised by TCCEC; and (ii) all of the inventory in coolers will be products authorised by TCCEC. It is understood by CCE and TCCEC that the Flavour Set Standard will apply to all bottle or can equipment owned by the Bottlers, whether acquired under the Program or otherwise. Product exclusivity is not a requirement of this Agreement. CCE and TCCEC shall review the specific terms of the Flavour Set Standard as part of the annual business planning process. Following such review, TCCEC shall confirm in writing the terms of the Flavour Set Standard for the applicable calendar year. CCE and the Bottlers will use all reasonable efforts to implement the Flavour Set Standard within one hundred and twenty (120) days following agreement between CCE and TCCEC. In connection with Great Britain a Flavour Set Standard shall be agreed on the execution of this Agreement and any subsequent Flavour Set Standard shall not, unless otherwise agreed with TCCEC, have Brand exposure or positioning for KO Brands less favourable than that originally agreed.

8.9   To the extent in each Territory that products not authorised by TCCEC ("Competitive Products") are dispensed in Vendors or Coolers purchased in connection with the Funding, TCCEC will receive a Fair Share payment in connection with that Territory if the percentage of Competitive Products dispensed exceeds, on average, *** percent (***%) of the available space in the equipment. The Fair Share payment will be calculated based on each Territory and paid annually in arrears in the applicable local currency and shall be calculated in the following manner:

***    Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

8.9.1   As of September 30 of each year throughout the Term, CCE and/or the Bottlers will provide TCCEC with the weighted average percentage of Competitive Products in Vendors and Coolers Funded by TCCEC under this Program in that Agreement Year in each Territory. Such percentage shall be provided during the certification process set forth in section 9.1 and back-up and support for such calculation shall be provided to TCCEC upon request.

8.9.2   The weighted average percentage minus the ***% threshold and multiplied by the total Funding due to that Bottler in that Territory for such year shall be the Fair Share payment owing to TCCEC. That amount shall then be deducted from any annual or fourth quarter funding due to that Bottler. If the amount of such payment exceeds the fourth quarter Funding, the Bottler shall make a separate payment to the Company as necessary to cover the full amount.

***    Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

8.10   CCE, on behalf of the Bottlers, acknowledges and agrees that all of the Funding set forth herein is offered and will be paid by TCCEC based on the expectation that each Bottler will remain in compliance with its Bottler's Agreement pertaining to TCCEC products. In the event that a Bottler materially breaches its Bottler's Agreement during the Term, or attempts to terminate such agreements absent breach by TCCEC as defined therein, TCCEC shall have the right to treat such action as a breach of this Program as it applies to that Territory, including the right to terminate this Program in all respects as it applies to that Territory and to recover all sums set forth above as it applies to that Territory.

9.    Reporting Requirements:

9.1   CCE acknowledges that TCCEC is providing the Funding to generate incremental sales of TCCEC products. Accordingly, CCE, on behalf of the Bottlers, will certify, as of September 30 of each of the twelve (12) years following the placement of equipment purchased under the Program that, for the prior twelve (12) months, the Vendors and Coolers have generated on average a minimum volume of 3.9 unit cases (288 ounce equivalents) per week of products of The Coca-Cola Company. In addition, CCE and/or the Bottlers will utilise its current placement tracking procedure to determine when equipment is not generating sufficient volume, and the affected Bottler will relocate any equipment that is not generating sufficient volume. Further, a statistically relevant sample of units will be taken each year to verify the appropriate volume levels. If there is an inconsistency between CCE's tracking results and the representative sample of units, the Parties will meet to discuss any such inconsistency. Such certification will be provided to TCCEC by 31 October of each year during which CCE is obliged to provide such certification to TCCEC pursuant to this Agreement.
9.2   TCCEC reserves the right to audit CCE and Bottler records regarding the equipment Funded under this Plan.


10.   Other Terms:

10.1   Equipment placed in a Territory and Funded hereunder can be moved to another Territory only with prior mutual written agreement of the Parties.

10.2   No agreement will be effective to amend the Agreement unless such agreement is in writing and signed by each party hereto.

10.3   This Agreement will be governed by the laws of the State of Georgia, USA; provided, however, that if and when the Member State of the Bottler adopts the Euro as its currency the Parties wish this Agreement to be unaffected and therefore agree that the currency continuation provisions of the State of New York (Ch. 311, Sections 5-1601-04, 1997 N.Y. Laws 492 (McKinney)) shall apply automatically at that time.

10.4   Each party represents that the person whose signature appears below has the authority necessary to execute the Agreements on behalf of the party indicated.

10.5   This Agreement is not intended to modify or amend the terms or provisions of any license or distribution agreements in effect among TCCEC, CCE or any Bottler.

10.6   This Agreement shall be executed simultaneously with (1) 1999 -- 2008 Cold Drink Equipment Purchase Partnership Program between The Coca-Cola Company, acting through its North America Division and Coca-Cola Enterprises Inc, dated January 23, 2002; and (2) 1998 -- 2008 Cold Drink Equipment Purchase Partnership Program between Coca-Cola Bottling Company and Coca-Cola Ltd, dated January 23, 2002.

If this accurately reflects our agreement and understanding, please sign where indicated below and return a signed copy to me.

The Coca-Cola Export Corporation
Approved for signature by
The Coca-Cola Export Corporation

By: S/ ALEXANDER R. C. ALLAN

Accepted and Agreed to by

Coca-Cola Enterprises Inc.

By:     S/ JOHN R. ALM

Great Britain

___________________________________________________________________________

Appendix 1-- Vendors and Coolers

  Bottler: Coca-Cola Enterprises Limited

  Territory: Great Britain and the Isle of Man

  Commencement Date: 1 July 1997

  Termination Date: 31 December 2008

  Incremental Vendor and Cooler Percentage Target -- 85%

  Number of Vendors and Coolers to be purchased and placed and the dates for placement

	Column 1	Column 2	Column 3	Column 4	Column 4	Column 5

	Minimum Annual Purchases and Placements of New Vendors		Minimum Annual Purchases and Placements of New Coolers		Total Annual Purchases and Placements of New Vendors and Coolers	Cumulative Total Purchases and Placements
	Carbonate	Still	Carbonate	Still
From 1 July 1997 to 31 December 1997 "Agreement Year 0"	***	***	***	***	***	***
From 1 January 1998 to 31 December 1998 "Agreement Year 1"	***	***	***	***	***	***
From 1 January 1999 to 31 December 1999 "Agreement Year 2"	***	***	***	***	***	***
From 1 January 2000 to 31 December 2000 "Agreement Year 3"	***	***	***	***	***	***
From 1 January 2001 to 31 December 2001 "Agreement Year 4"	***	***	***	***	***	***
From 1 January 2002 to 31 December 2002 "Agreement Year 5"	***	***	***	***	***	***
From 1 January 2003 to 31 December 2003 "Agreement Year 6"	***	***	***	***	***	***
From 1 January 2004 to 31 December 2004 "Agreement Year 7"	***	***	***	***	***	***
From 1 January 2005 to 31 December 2005 "Agreement Year 8"	***	***	***	***	***	***
From 1 January 2006 to 31 December 2006 "Agreement Year 9"	***	***	***	***	***	***
From 1 January 2007 to 31 December 2007 "Agreement Year 10"	***	***	***	***	***	***
From 1 January 2008 to 31 December 2008 "Agreement Year 11"	***	***	***	***	***	178412

***    Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

Funding shall be paid in quarters 3 and 4 in Agreement Year 0 in the amount of £2,269,000 per quarter. Funding shall be paid in Agreement Year 1 in the amount of £2,799,000 per quarter. Funding shall be paid in Agreement Year 2 in the amount of £3,058,000 per quarter. Funding as it relates to the Programme before the changes in the letter to which this Appendix is attached shall be paid in Agreement Year 3 in the amount of £852,544 for quarter 1, £1,645,215 in quarter 3, and £84,058 in quarter 4. Funding as it relates to the programme after the changes in the letter to which this Appendix is attached shall be paid in Agreement Year 3 in the amount of £13,534,713 in September 2000. The funding in respect of Agreement Years 2 and 3 is, for the avoidance of doubt, calculated on the following basis (rather than the basis set out in the supplementary letter referred to above).

For CSD coolers shipped to (based on manufacturers' shipping records) and placed by Coca-Cola Enterprises Limited in years 1999 and 2000, the company will fund an amount equivalent to 65.5% of each such cooler based on 35,114 coolers at £608.70 per cooler, which equates to £14,000,000.

For CSD vendors shipped to (based on manufacturer's shipping records) and placed by Coca-Cola Enterprises Limited in years 1999 and 2000, the company will fund an amount equivalent to 65.5% of each such vendor based on 12,689 vendors at £1,323.50 per vendor, which equates to £11,000.00.

The amount of any Incremental Funding requested by Coca-Cola Enterprises Limited in accordance with the terms of the Agreement shall be calculated in accordance with the funding formula in the Agreement before the changes set out in the letter to which this Appendix is attached, not the funding formula set out in this Appendix.

All funding shall be paid to Coca-Cola Enterprises Limited.

France

___________________________________________________________________________

Appendix 2 -- Vendors and Coolers

1. Bottler: Coca-Cola Entreprise S.A.S.

2. Territory: Monaco and Metropolitan France, with the exception of the department of Corse

3.  Commencement Date: 1 January 1998

4.  Termination Date: 31 December 2008

5.  Incremental Vendor and Cooler Percentage Target -- 75%

6.  Number of Vendors and Coolers to be purchased and placed and the dates for placement

	Column 1	Column 2	Column 3	Column 4	Column 4	Column 5

	Minimum Annual Purchases and Placements of New Vendors		Minimum Annual Purchases and Placements of New Coolers		Total Annual Purchases and Placements of New Vendors and Coolers	Cumulative Total Purchases and Placements

From 1 January 1998 to 31 December 1998 "Agreement Year 1"	***		***		***	***
From 1 January 1999 to 31 December 1999 "Agreement Year 2"	***		***		***	***
From 1 January 2000 to 31 December 2000 "Agreement Year 3"	***		***		***	***
From 1 January 2001 to 31 December 2001 "Agreement Year 4"	***		***		***	***
From 1 January 2002 to 31 December 2002 "Agreement Year 5"	***		***		***	***
From 1 January 2003 to 31 December 2003 "Agreement Year 6"	***		***		***	***
From 1 January 2004 to 31 December 2004 "Agreement Year 7"	***		***		***	***
From 1 January 2005 to 31 December 2005 "Agreement Year 8"	***	***	***	***
From 1 January 2006 to 31 December 2006 "Agreement Year 9"	***	***	***	***
From 1 January 2007 to 31 December 2007 "Agreement Year 10"	***	***	***	***
From 1 January 2008 to 31 December 2008 "Agreement Year 11"	***	***	***	90403

***    Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

Funding shall be paid in Agreement Year 1 in the amount of FF 5,585,000 per quarter.

Funding shall be paid in Agreement Year 2 in the amount of FF 6,819,000 per quarter.

Funding shall be paid in Agreement Year 3 in the amount of FF 6,680,000 per quarter.

All Funding shall be paid to Coca-Cola Entreprise S.A.S.

Belgium/ Luxembourg

___________________________________________________________________________

Appendix 3 -- Vendors and Coolers

  Bottler: Coca-Cola Enterprises Belgium / Soutirages Luxembourgeois

  Territory: The Kingdom of Belgium / Grand Duchy of Luxembourg

  Commencement Date: 1 January 1998

  Termination Date: 31 December 2008

  Incremental Vendor and Cooler Percentage Target -- 80%

  Number of Vendors and Coolers to be purchased and placed and the dates for placement

	Column 1	Column 2	Column 3	Column 4	Column 4	Column 5

	Minimum Annual Purchases and Placements of New Vendors		Minimum Annual Purchases and Placements of New Coolers		Total Annual Purchases and Placements of New Vendors and Coolers	Cumulative Total Purchases and Placements
From 1 January 1998 to 31 December 1998 "Agreement Year 1"	***		***		***	***
From 1 January 1999 to 31 December 1999 "Agreement Year 2"	***		***		***	***
From 1 January 2000 to 31 December 2000 "Agreement Year 3"	***		***		***	***
From 1 January 2001 to 31 December 2001 "Agreement Year 4"
***

***

***

***

From 1 January 2002 to 31 December 2002 "Agreement Year 5"	***		***		***	***
From 1 January 2003 to 31 December 2003 "Agreement Year 6"	***		***		***	***
From 1 January 2004 to 31 December 2004 "Agreement Year 7"	***		***		***	***
From 1 January 2005 to 31 December 2005 "Agreement Year 8"	***	***	***	***
From 1 January 2006 to 31 December 2006 "Agreement Year 9"	***	***	***	***
From 1 January 2007 to 31 December 2007 "Agreement Year 10"	***	***	***	***
From 1 January 2008 to 31 December 2008 "Agreement Year 11"	***	***	***	55182

***    Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

Funding shall be paid in Agreement Year 1 in the amount of BF 24,469,000 per quarter.

Funding shall be paid in Agreement Year 2 in the amount of BF 27,884,000 per quarter.

Funding shall be paid in Agreement Year 3 in the amount of BF 21,703,000 per quarter.

All Funding shall be paid to Coca-Cola Enterprises Belgium.

Netherlands

___________________________________________________________________________

Appendix 4 -- Vendors and Coolers

  Bottler: Coca-Cola Enterprises Nederland B.V.

  Territory: The Kingdom of the Netherlands, excluding the Netherlands Antilles

  Commencement Date: 1 January 1998

  Termination Date: 31 December 2008

  Incremental Vendor and Cooler Percentage Target -- 60%

  Number of Vendors and Coolers to be purchased and placed and the dates for placement

	Column 1	Column 2	Column 3	Column 4	Column 4	Column 5

	Minimum Annual Purchases and Placements of New Vendors		Minimum Annual Purchases and Placements of New Coolers		Total Annual Purchases and Placements of New Vendors and Coolers	Cumulative Total Purchases and Placements

From 1 January 1998 to 31 December 1998 "Agreement Year 1"	***		***		***	***
From 1 January 1999 to 31 December 1999 "Agreement Year 2"	***		***		***	***
From 1 January 2000 to 31 December 2000 "Agreement Year 3"	***		***		***	***
From 1 January 2001 to 31 December 2001 "Agreement Year 4"	***		***		***	***
From 1 January 2002 to 31 December 2002 "Agreement Year 5"	***		***		***	***
From 1 January 2003 to 31 December 2003 "Agreement Year 6"	***		***		***	***
From 1 January 2004 to 31 December 2004 "Agreement Year 7"	***		***		***	***
From 1 January 2005 to 31 December 2005 "Agreement Year 8"	***	***	***	***
From 1 January 2006 to 31 December 2006 "Agreement Year 9"	***	***	***	***
From 1 January 2007 to 31 December 2007 "Agreement Year 10"	***	***	***	***
From 1 January 2008 to 31 December 2008 "Agreement Year 11"	***	***	***	72870

***    Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

Funding shall be paid in Agreement Year 1 in the amount of NG 1,185,000 per quarter.

Funding shall be paid in Agreement Year 2 in the amount of NG 1,355,000 per quarter.

Funding shall be paid in Agreement Year 3 in the amount of NG 1,273,000 per quarter.

All Funding shall be paid to Coca-Cola Enterprises Nederland B.V.

Exhibit 1

___________________________________________________________________________

PROFORMA OF EQUIPMENT PURCHASE PLAN FOR EACH TERRITORY

Dear Bottler:

The following confirms the planned purchase and placement schedule for Vendors and Coolers covered in the Cold Drink Equipment Purchase Partnership Program for Agreement Year ______ in ___________________ Territory.

Year ______

	Q1	Q2	Q3	Q4	Annual Purchase Totals	Cumulative Purchase and Placement Obligation Through Prior Agreement Years Noted in Appendix
Vendors

CSD

Coolers*

CSD

Annual Cumulative Purchase Totals

* NOTE: It is estimated that the Cooler purchase and placement plans for Agreement Year

[         ] will include the following:
Single Door Glass Coolers	*
Double Door Glass Coolers	*
Triple Door Glass Coolers	*
Fast Lane Merchandisers	*
Chest Cooler
Mini-Cooler
Impulse Merchandiser Cooler
Other	*

The Flavour Set Standard for each type of equipment is attached hereto as Schedule "1".

The cumulative purchase and placement requirement for any quarter required for the Agreement includes both the purchase and placement requirement for that quarter plus (i) the purchase and placement requirements for prior quarters in that Agreement Year, and (ii) the Purchase and Placement Obligation through Prior Agreement Years noted above.